NONCOMPETITION AGREEMENT


         THIS NONCOMPETITION AGREEMENT (the "Agreement") is dated as of September 1, 1999, by and among GRC International, Inc., a Delaware corporation ("Parent"), Management Consulting & Research, Inc., a Virginia corporation (the "Company"), and Gerald R. McNichols, Ph.D. ("McNichols").

         WHEREAS, the Company is currently engaged through its subsidiaries in the business of supplying cost analysis, financial analysis and program management services for government and commercial clients throughout the United States and elsewhere in the world (the "Current Business");

         WHEREAS, McNichols, in his prior and continuing course of association with the Company, has obtained knowledge of the Company's trade secrets and other confidential information and has had dealings with the customers and suppliers of the Company;

         WHEREAS, McNichols has extensive knowledge of the Company's business and market, is well respected in the industry by the Company's customers and competitors and the loss of his continued efforts to a competitor would be detrimental to the Company's ongoing success and future prospects;

         WHEREAS, pursuant to that certain Agreement and Plan of Merger ("Merger Agreement") dated as of August 5, 1999, by and among Parent, the Company, MAC Merger Corporation, a Virginia corporation and a subsidiary of Parent ("Merger Sub"), and McNichols, the Company will be merged into Merger Sub; and

         WHEREAS, McNichols will receive substantial direct and indirect benefit, from the transactions contemplated by the Merger Agreement, and Parent has required that McNichols enter into this Agreement as a condition to Parent's consummation of the transactions contemplated by the Merger Agreement.

         WHEREAS, in connection with the transactions contemplated by the Merger Agreement, McNichols has agreed to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

         1. Definitions. For the purposes of this Agreement, the following terms have the following meanings. Capitalized terms not otherwise defined have the meaning given such terms in the Merger Agreement.

            (a) "Affiliate" shall mean with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, through the exercise of voting securities or otherwise, such Person.

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            (b) "Person" shall mean any  individual,  corporation,  partnership, trust, organization, or other entity.

            (c) "Proprietary Information" shall mean confidential, proprietary or trade secret information of any kind, nature or description.

            (d) "Restricted Area" shall mean (i) each metropolitan area or place within the United States in which Parent, the Company or any of their Affiliates has an office conducting the Restricted Business and (ii) a radius of 100 miles from each such metropolitan area or place and (iii) a further radius of 500 miles from such metropolitan area or place and
         (iv) elsewhere in the United States and (v) elsewhere in the world.

            (e) "Restricted Business" includes any business competitive with the Current Business as well as any business or businesses in which Parent or any of its Affiliates is involved while McNichols is engaged by Parent, the Company or any of their Affiliates as an employee, officer or consultant.

            (f) "Restricted Period" means a period commencing on the date hereof and continuing through the third (3rd) anniversary date of this Agreement.

         2. Compensation. In consideration of McNichols' obligations hereunder, Parent shall pay to McNichols, and McNichols shall accept from Parent in full payment therefor, the sum of six hundred thousand dollars ($600,000) payable in two equal annual installments of three hundred thousand dollars ($300,000), on the second and third anniversary of the date hereof.

         3. Nondisclosure of Information. McNichols agrees that during and after the Restricted Period he shall not, without the prior written consent of an officer of Parent or except within the scope of his duties for Parent, the Company or any of their Affiliates, directly or indirectly, in any individual, corporate or representative capacity whatsoever, (i) use or (ii) reveal, divulge, disclose or otherwise communicate to any person, firm, association, corporation or other entity in any manner whatsoever, Proprietary Information concerning any matters affecting or relating to Restricted Business. McNichols shall not be liable pursuant to this Section 3 or disclosures as to (a) information that is or becomes generally available to the public other than as a result of a disclosure by McNichols, (b) information which is received from a third party provided that such source is not known by McNichols to be bound by a confidentiality agreement, or other obligation of secrecy, to Parent, the Company or any of their Affiliates, or (c) information compelled to be disclosed by legal process. The following are some examples of Proprietary Information, even if not marked or identified as such:

            (a) Computer software of all kinds, source and object codes, algorithms, coding sheets, compilers, assemblers, design concepts, routines and subroutines, and all related documents and materials;

            (b) Business practices, marketing techniques, mailing lists, purchasing information, price lists, pricing policies, quoting procedures, customer and prospective customer lists and information, and all materials or information relating to the manner in which the Company does business;

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            (c)  Discoveries,  concepts  and ideas,  whether or not  patentable, protectable by copyright, or otherwise protectable, trade secrets, "know-how," production processes, research and development activities, and information on products or programs;

            (d) Financial information, cost structure, bidding strategy, salary structure, and such other information not in the public domain as may be helpful to competitors or harmful to the Company, its customers or employees;

            (e) Any other information, materials or documents related to the business or activities of the Company which are not generally known to others engaged in similar businesses or activities; and

            (f) All ideas which are derived from access to or knowledge of any of the above.

         4. Covenant Not to Compete. McNichols agrees that during the Restricted Period, he shall not, without the prior written consent of an officer of Parent or except within the scope of his duties for Parent, the Company or any of their Affiliates, directly or indirectly, through any corporation, organization or other entity owned or controlled by McNichols, or either as principal, agent, employee, employer, consultant, stockholder or holder of any equity security (except for an equity interest in any corporation that does not exceed five percent (5%) of any class of its stock), partner or in any other individual or representative capacity whatsoever:

            (a) engage in any business competitive in any respect to the Restricted Business of Parent, the Company or any of their Affiliates in the Restricted Area;

            (b) participate in the ownership, management, operation or control of any person or entity that is engaged in any business competitive with the Restricted Business in the Restricted Area;

            (c) call upon, solicit, divert, take away or attempt to call upon, solicit, divert or take away any existing clients or past, present or targeted potential clients, customers, suppliers, businesses or accounts of the Restricted Business or any portion thereof, in the Restricted Area or interfere or compete with any portion of the Restricted Business;

            (d) hire, or knowingly attempt to hire, contact or solicit with respect to hiring, any present employee, director, manager, officer, contractor or consultant of Parent, the Company or any of their Affiliates in the Restricted Area (including any person who acted in such capacity within the one year prior to any such hiring, contact or solicitation);

            (e) give any advice relating to the Restricted Business to any person or entity engaged in any business competitive in any respect with the Restricted Business or Parent, the Company or any of their Affiliates in the Restricted Area; or

            (f) lend credit, money or reputation for the purpose of establishing or operating any business competitive with the Restricted Business in the Restricted Area.

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         If, at any time during the Restricted  Period,  McNichols  fails or has failed to fully comply with the terms of this Section 4, Parent and the Company shall each be entitled to, among other remedies, require compliance by McNichols with the terms of this Section 4 for an additional period equal to the period of
such   noncompliance.   McNichols  hereby   acknowledges   that  the  geographic
boundaries, scope of prohibited activities and the time duration of the provisions of this Section 4 are reasonable and are not broader than are necessary to maintain the goodwill associated with the Company's business and the Restricted Business.

         5. Enforcement of Covenants. McNichols acknowledges the confidential and secret nature of the Company's Proprietary Information and the considerable time, expense and other resources devoted by the Company, Parent and their Affiliates to the development or acquisition of such Proprietary Information. McNichols also acknowledges that a violation or attempted violation, on his part or on the part of any of his Affiliates, of any provision of Sections 3 or 4 above will cause such damage to Parent and the Company as will be irreparable and that the remedy at law will be inadequate, and accordingly, McNichols agrees that Parent and the Company shall be entitled to an injunction, without posting bond or any other security, from any court of competent jurisdiction, restraining any further violation or threatened or attempted violation of such provisions by McNichols or his Affiliates. Any exercise by Parent or the Company of its rights pursuant to this Section 5 shall be cumulative and in addition to any other remedies to which Parent and the Company may be entitled.

         6. Reformation of Sections 3 and 4. Parent and the Company and McNichols agree and stipulate that the covenants contained in Sections 3 and 4 hereof are fair and reasonable in light of all of the facts and circumstances of the relationship among Parent and the Company and McNichols; however, Parent and the Company and McNichols are aware that in certain circumstances courts have refused to enforce certain agreements not to compete. Therefore, in furtherance of and not in derogation of the provisions of Sections 3 and 4 hereof, the parties agree that in the event a court should decline to enforce the provisions of Sections 3 and 4, that Sections 3 and 4 shall be deemed to be modified or reformed to restrict McNichols' competition with the Parent, Company or any of their Affiliates to the maximum extent as to time, geography and business scope, which the court shall find enforceable. For the purposes of this Agreement, Parent and the Company and McNichols agree that the covenants contained in Sections 4(a) through (f) shall each be construed as a series of separate covenants, one for each geographical subdivision which comprises the Restricted Area and, except for geographic coverage, each separate covenant shall be deemed identical.

         7. Indemnification. From and after the date hereof, McNichols shall indemnify, defend and hold Parent, the Company and their Affiliates harmless from and against any and all claims, losses, damages, costs and expenses that may be incurred by, imposed upon or asserted by or against such parties arising from any breach of the provisions of this Agreement by McNichols.

         8. Invalid Provisions. If any provision hereof (other than Sections 3 and 4) is held to be illegal, invalid or unenforceable under present or future laws, such provisions shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal,

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invalid or unenforceable  provision there shall be added automatically as a part hereof a provision as similar in the terms, but in any event no more restrictive than, such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         9. Waiver of Breach. The failure by any party to enforce any of its rights hereunder shall not be deemed to be a waiver of such rights, unless such wavier is an express written waiver which has been signed by the waiving party. Waiver of any one breach shall not be deemed to be a waiver of any other breach of the same or any other provisions hereof.

         10. No Right to Continued Employment. The parties hereto agree that this Agreement is not a contract of employment and is entered into solely in connection with the desire of Parent and the Company to maintain the goodwill associated with the Company's business and the Related Business. No provision of this Agreement shall be construed to create any right of McNichols to be employed or engaged by the Company as an employee, officer, director, consultant or otherwise for any term.

         11. Amendments. No modifications or amendments of any of the terms, conditions or provisions of this Agreement may be made other than by written agreement signed by the parties.

         12. Assignment. This Agreement, and the respective rights and obligations of the parties hereto, may not be transferred, assigned or pledged by any party hereto without the prior written consent of the other parties hereto.

         13. Benefit and Burden. This Agreement shall inure to be benefit of, and shall be binding upon, the parties hereto and their respective legatees, distributees, estates, executors, administrators, personal representatives, heirs, successors and permitted assigns. McNichols acknowledges and agrees that Parent and the Company and their Affiliates are intended beneficiaries of the covenants contained in Sections 3 and 4 of this Agreement.

         14. Captions. The captions and headings used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

         15. GOVERNING LAW. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS AND THE DETERMINATION OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT REGARD TO THE CHOICE OF LAW RULES OF SUCH JURISDICTION.

         16. Settlement of Disputes.  Any and all  controversies,  disputes,  or claims arising out of or relating to this Agreement, or any part hereof, including, without limitation, the meaning, applicability, or scope of this
Section 16 and the performance, breach, interpretation, meaning, construction, or enforceability of this Agreement, or any portion hereof, and all claims for rescission or fraud in the inducement of this Agreement, shall, at the request of any party, be settled or resolved by binding arbitration pursuant to the commercial rules and regulations of the American Arbitration Association (the "AAA") for the resolution of commercial disputes. Any party requesting arbitration under this Agreement shall make a demand on the other parties by registered or certified mail with a copy to the AAA. The parties consent and agree to have any such arbitration proceedings heard in Vienna, Virginia. The arbitration shall take place

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regardless of whether any party to the dispute or  controversy  fails or refuses to participate. The arbitrators shall apply Virginia substantive law and federal substantive law where state law is preempted. The arbitrators shall have the power to grant all legal and equitable remedies and award compensatory damages provided by Virginia law. The arbitrators shall prepare in writing and provide to the parties an award including factual findings and the reasons on which the decision is based. Judgement upon any award may be entered in any court having jurisdiction thereof.

         17.   Counterparts.   This   Agreement  may  be  executed  in  multiple
counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed collectively to be one agreement.


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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of September 1, 1999.


                             GRC INTERNATIONAL, INC.


                             By:
                                  ----------------------------------------------
                                  Name:
                                  Title:



                             MANAGEMENT CONSULTING & RESEARCH, INC.


                             By:
                                  ----------------------------------------------
                                  Name:
                                  Title:



                             /s/ Gerald R. McNichols, Ph.D.
                             ---------------------------------------------------
                             Gerald R. McNichols, Ph.D.

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